UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue
Wilsonville, Oregon 97070
(503) 498-3547
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed on April 25, 2016 to correct the disclosure in Item 5.07.

Item 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 21, 2016, the Board of Directors of FLIR Systems, Inc. (the “Company” or “FLIR”) appointed Brian E. Harding, 35, as Vice President, Corporate Controller and principal accounting officer of the Company, effective May 6, 2016. Mr. Harding joined FLIR in May 2014 as Director, Finance and Accounting and became Vice President, Finance and Accounting in February 2016. Prior to joining FLIR, from May 2011 to May 2014 Mr. Harding served as a Senior Manager at KPMG LLP (US). From October 2010 to May 2011, Mr. Harding served as a Senior Manager in the US Accounting and Reporting Group at KPMG LLP (UK) and from August 2008 to October 2010, as a Manager in the US Accounting and Reporting Group at KPMG Accountants, NV (NL). Additionally, Mr. Harding served in various auditing and tax accounting roles at KPMG LLP (US) from October 2003 to August 2008. Mr. Harding is a CPA and has a BA in Finance and Accounting from Pacific University.

Mr. Harding replaces David A. Muessle, FLIR’s current Vice President, Corporate Controller and principal accounting officer who announced his retirement from the Company effective May 6, 2016.

Item 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company's annual meeting of shareholders was held on April 22, 2016 (the “Annual Meeting”), at which the following persons were elected to the Company’s Board of Directors by the votes and for the terms indicated:

	Vote
Director	For	Against	Abstain	Broker Non-Votes	Term Ending

John D. Carter	114,715,074	3,094,731	33,251	7,608,453	2017
William W. Crouch	115,221,782	2,589,580	31,694	7,608,453	2017
Catherine A. Halligan	114,879,485	2,931,296	32,275	7,608,453	2017
Earl R. Lewis	113,214,029	3,484,558	1,144,469	7,608,453	2017
Angus L. Macdonald	112,806,288	5,004,441	32,327	7,608,453	2017
Michael T. Smith	112,976,861	4,834,260	31,935	7,608,453	2017
Cindy A. Stauffer	115,374,661	2,439,035	29,360	7,608,453	2017
Andrew C. Teich	115,263,929	2,544,800	34,327	7,608,453	2017
John W. Wood, Jr.	116,873,980	934,091	34,985	7,608,453	2017
Steven E. Wynne	113,826,015	3,982,565	34,476	7,608,453	2017

At the Annual Meeting, the proposal to ratify the appointment by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes

119,082,543	6,315,487	53,479	0

At the Annual Meeting, the proposal to approve an amendment of the Company’s Second Restated Articles of Incorporation to adopt a simple majority voting standard for the removal of Directors was approved by the following votes:

For	Against	Abstain	Broker Non-Votes

117,640,369	144,762	57,925	7,608,453

At the Annual Meeting, the proposal to approve an amendment of the Company’s Second Restated Articles of Incorporation to adopt a simple majority voting standard to amend, alter, change or repeal the provision relating to the removal of Directors in the Company’s Second Restated Articles of Incorporation was approved by the following votes:

For	Against	Abstain	Broker Non-Votes

117,617,510	166,975	58,571	7,608,453

At the Annual Meeting, the shareholder proposal to request that the Company’s Board of Directors adopt, and present for shareholder approval, a “proxy access” provision in the Company’s bylaws, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 9, 2016, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes

100,791,843	16,905,622	145,591	7,608,453

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 27, 2016.

FLIR SYSTEMS, INC.
(Registrant)

By      /s/ Todd M. Duchene
Todd M. DuChene
Senior Vice President, General
Counsel and Secretary